LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP SSGA Global Tactical Allocation Managed Volatility Fund Supplement Dated August 20, 2021 to the Prospectus dated May 1, 2021
This Supplement updates certain information in the Prospectus for the LVIP SSGA Global Tactical Allocation Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1‑800‑4LINCOLN (454‑6265) or at www.lfg.com/lvip.
Effective immediately:

1.	All references to, and information regarding, Timothy Furbush, in the Prospectus, are deleted in their entirety.

2.	The following supplements the corresponding information in the Portfolio Managers section on page 5:

LIAC Portfolio Managers	Company Title	Experience with Fund
Jason Forsythe, CFA, CFP	Assistant Vice President	Since August 2021

SSGA Portfolio Managers	Company Title	Experience with Fund
Jeremiah Holly, CFA	Vice President	Since July 2021

3.	The following replaces the corresponding information in the Management and Organization section on page 13:

LIAC Portfolio Managers	Jay Shearon and Jason Forsythe are responsible for determining the allocation to, and oversight of, the Fund’s subadviser.

SSGA Portfolio Managers	Michael Martel and Jeremiah Holly are responsible for the day to day management of the portion of the Fund’s assets allocated to SSGA FM.

4.	The following supplements the corresponding information in the Management and Organization section on page 13:

LIAC Portfolio Managers	Jason C. Forsythe, CFA, CFP®, is Assistant Vice President & Senior Director, Manager Selection and Portfolio Construction Management, within Funds Management for LIAC. He is responsible for strategic portfolio construction, allocation implementation, attribution analysis and risk management in his assigned areas of responsibilities. Before his current role, Mr. Forsythe was a Senior Analyst within Lincoln’s Manager Selection and Portfolio Construction Management team, providing support for multi-asset strategies. Mr. Forsythe also served as a Senior Investment Specialist within Lincoln’s Client Investment Strategies desk. Mr. Forsythe holds a B.S. in Accounting from Elon University, is a Chartered Financial Analyst and a CFP® professional.

SSGA Portfolio Managers
Jeremiah Holly, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group (ISG). In this role, he is responsible for managing a variety of multi-asset class portfolios, including tactical asset allocation strategies and model portfolio strategies. Mr. Holly is actively involved in the investment research that underpins the team’s views across capital markets and also plays a key role in articulating those perspectives and ideas to clients. Before joining ISG, he was a member of the firm’s Consultant Relations department supporting asset allocation and fixed income investment strategies. Mr. Holly graduated from the University of Richmond with a Bachelor of Arts degree in Economics. He earned the Chartered Financial Analyst (CFA) designation and is a member of both CFA Society Boston, Inc. and CFA Institute.

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LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP SSGA Global Tactical Allocation Managed Volatility Fund Supplement Dated August 20, 2021 to the Statement of Additional Information dated May 1, 2021
This Supplement updates certain information in the Statement of Additional Information (“SAI”) for the LVIP SSGA Global Tactical Allocation Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s SAI free of charge, upon request, by calling toll-free 1‑800‑4LINCOLN (454‑6265) or at www.lfg.com/lvip.
Effective immediately:

1.	All references to, and information regarding, Timothy Furbush, in the SAI, are deleted in their entirety.

2.	The following supplements the corresponding information in the chart in the Other Accounts Managed section under the heading Portfolio Managers beginning on page 48:

Adviser/Sub‑Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of other Accounts Paying Performance Fees

Lincoln Investment Advisors Corporation (as of June 30, 2021)

Jason Forsythe, CFA, CFP
Registered Investment Companies	34	$32,130	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

SSGA Funds Management Inc. (as of June 30, 2021)

Jeremiah Holly, CFA
Registered Investment Companies	31	$ 17,237.69	0	$0
Other Pooled Investment Vehicles	179	$ 192,995.27	0	$0
Other Accounts	325	$ 141,036.04	4	$ 237.40
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